Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

August 8, 2016

(Date of Report)

TELCO CUBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Hollywood Blvd, Suite 202, Hollywood, FL 33020

(Address of principal executive offices)

Registrant's telephone number, including area code: (305)747-7647

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE:

This Form 8-K/A is filed to include the audited financial statements of Amgentech, Inc. for the years ended November 30, 2014 and 2013, and pro-forma consolidated financial statements for as of and for the six months ended May 31, 2015 and for year ended November 30, 2014, and condensed interim financial statements of Amgentech, Inc. as of and for the six months ended May 31, 2015 and 2014, as required by Rule 8-04(b) of Regulation S-X (17 CFR 210.8-04(b) and Rule 8-05 of Regulation S-X (17 CFR 210.8-05).

There are no other changes to the Form 8-K/A previously filed; however, Items 2.01, 5.01 and 5.02 are reiterated and included herein.

ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Closing Of Share Exchange Agreement

On June 12, 2015 the Registrant, CaerVision Holdings, Inc., a Nevada corporation (“CaerVision”), consummated a Share Exchange with Amgentech, Inc., a Florida corporation. Under the terms of the share exchange, the holders of Amgentech received 50,088 shares of CaerVision Series B Preferred Stock that had been previously issued to third parties in exchange for 100% of the issued and outstanding capital of Amgentech, Inc.  Each share of Series B preferred stock is convertible into 5,000 shares of common stock (254,440,000 shares total) and has voting rights of 5,000 per share (254,440,000 votes).  As a result of this transaction, Amgentech, Inc. became a wholly owned subsidiary of the resulting company with control transferring to the previous owners of Amgentech, Inc. Amgentech, Inc. elected to be treated as the successor issuer for SEC reporting and accounting purposes.  The share exchange was accounted for as a reverse acquisition and recapitalization. The Amgentech, Inc. Shareholders obtained approximated 60% of voting control of “CaerVision” on the date the share exchange.  On June 15th, 2015, the company appointed William J Sanchez to the position of CEO, CFO, President, Treasurer and Secretary. At the same time, Erwin Vahlsing Jr., Thomas J Craft Jr. and Frederick J Puccillo Jr., resigned their positions as officers and directors of the company.

ITEM 5.01       CHANGE IN CONTROL OF REGISTRANT

Under the terms of the Share Exchange detailed in Item 2.01, control of the Company was transferred to the previous shareholders of AMGENTECH and are held by William Sanchez, who now controls 50,088 shares of the Company’s Series B Preferred Stock, representing the voting equivalent of 254,440,000 common shares (approximately 60% of the total shares eligible to vote on shareholder matters).  These Series B preferred shares are convertible into 254,440,000 shares of common stock, which would represent approximately 81% of total common stock issued and outstanding if converted.  Mr. Sanchez holds no additional shares of Registrant.

ITEM 5.02       CHANGE IN OFFICERS AND DIRECTORS

Under the terms of the Share Exchange detailed in Item 2.01, the shareholders of AMGENTECH were permitted to nominate representatives to serve on the Board of Directors to fill the seats vacated by prior directors.  Accordingly, Erwin Vahlsing, Jr. resigned as an officer and director concurrent with the appointment of the following individuals to the Board of Directors and to serve in the capacities indicated until the next annual meeting of shareholders:

William Sanchez– Chairman; President; Secretary; Director

Mr. Sanchez has over 23 years of experience in the Internet and telecommunications space. He has been involved as a systems engineer and architect during the inception of various nascent companies, such as SportsLine (www.sportsline.com), StarMedia (www.starmedia.com), SportsAdvisors (http://www.sportsadvisors.com), DLJDirect, which is now http://www.e-trade.com, AMGTEL (www.amgtel.com) and Tribune Interactive (www.tribuneinteractive.com). His career has spanned many companies, but his commitment has always been the same. 95% of the companies he helped start are still active. His core has always been process automation and infrastructure. For the last 15 years, he has been president of Amgentech, Inc. (www.amgentech.com) - a full service technology solutions company. At Amgentech, Mr. Sanchez was retained to create the technical process and procedures as well as the internet components of well over 20 companies that are still viable.

Registrant has not executed employment contracts with any of the above-named individuals.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Registrant’s audited financial statements for the years ended November 30, 2014 and 2013, and unaudited pro-forma consolidated financial statements, are attached hereto as Exhibit 9.01.

Exhibit Number	Description

2.01	Share Exchange Agreement between CaerVision and Amgentech	Previously filed
9.01 9.02 9.03

Audited Financial Statements of Amgentech, Inc. for the years ended November 30, 2014 and 2013

Pro-Forma Consolidated Financial Statements as of May 31, 2015 and for the six-month period then ended and year ended November 30, 2014

Interim Financial Statements of Amgentech, Inc. for the six months ended May 31, 2015 and 2014

Filed herewith Filed herewith Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 8, 2016

TELCO CUBA, INC.
By:	/s/ William Sanchez
William Sanchez
Chief Executive Officer

EXHIBIT 9.01

FINANCIAL STATEMENTS OF

AMGENTECH, INC.

For the Years Ended

November 30, 2014 and 2013

3

To The Board of Directors and Shareholders

Amgentech, Inc.

We have audited the accompanying balance sheets of Amgentech, Inc. (the “Company”), as of November 30, 2014 and 2013, and the related statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended November 30, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amgentech, Inc. as of November 30, 2014 and 2013, and the results of its operations and its cash flows for each of the two years in the period ended November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

                                                                                    //s// RBSM LLP

New York, New York

August 8, 2016

4

AMGENTECH, INC. BALANCE SHEET AS OF NOVEMBER 30, 2014 and 2013
ASSETS	2014	2013
CURRENT ASSETS
Cash and cash equivalents	$ 11,727	$ 10,382
Accounts receivable	6,923	13,617
Total current assets	18,650	23,999

NON-CURRENT ASSETS
Property and equipment, net (NOTE 4)	1,809	2,331
Other non-current assets	1,632	1,632
Total assets	22,091	27,962

LIABILITIES AND STOCKERHOLDER'S EQUITY
CURRENT LIABILITIES
Loan from related party (NOTE 5)	$ 15,100	$ 15,100
Total current liabilities	15,100	15,100

NON-CURRENT LIABILITIES

CONTINGENCIES (NOTE 8)

STOCKHOLDER'S EQUITY
Common shares no par value; 1,000 shares authorized; 1,000 shares issued and outstanding	1,000	1,000
Retained earnings	5,991	11,862
Total Stockholder's Equity	6,991	12,862

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 22,091	$ 27,962

The Accompanying Notes Are an Integral Part of These Financial Statements 5

AMGENTECH INC
STATEMENT OF OPERATIONS

FOR THE YEARS ENDED NOVEMBER 30,	2014	2013

REVENUE AND COST OF SALES
Service income	$ 265,555	$ 297,067
Cost of sales	29,230	32,523
Gross profit	236,325	264,544

GENERAL EXPENSES	130,370	103,203
Income from operations	105,955	161,341

OTHER EXPENSE:
Other expense	-	-

NET INCOME BEFORE TAXES	105,955	161,341

Income Tax Expense	-	-

NET INCOME AFTER TAX	$ 105,955	$ 164,341

The Accompanying Notes Are an Integral Part of These Financial Statements

6

AMGENTECH, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE TWO YEARS ENDED NOVEMBER 30, 2014

	Common Stock
	Number of	Amount	Retained	Total
	Shares		Earnings

BALANCE- November 30, 2012	1,000	$ 1,000	$ 22,533	$ 23,533

Distributions			(172,012)	(172,012)

Net income			161,341	161,341

BALANCE- November 30, 2013	1,000	$ 1,000	$ 11,862	$ 12,862

Distributions			(111,825)	(111,825)

Net income			105,955	105,955

BALANCE- November 30, 2014	1,000	$ 1,000	$ 5,991	$ 6,991

The Accompanying Notes Are an Integral Part of These Financial Statements

7

AMGENTECH, INC.
STATEMENTS OF CASH FLOWS

	YEARS ENDED NOVEMBER 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 105,955	$ 161,341
Adjustments to reconcile net income to net cash provided by operating activities:
Bad Debt	13,679	-
Depreciation	1,077	1,246
Changes in operating assets and liabilities:
Accounts receivable	(6,985)	2,227
Prepaid expenses and other current assets	-	(1,192)
Other current liabilities	-	(4,735)
Total adjustments	7,771	(2,454)
Net cash provided by operating activities	113,726	158,887

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(555)	(2,766)
Net cash used in financing activities	(555)	(2,766)
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to owners	(111,826)	(172,012)
Advances from related parties	-	15,100
Net cash used in financing activities	(111,826)	(156,912)

NET INCREASE (DECRREASE) IN CASH AND CASH EQUIVALENTS	1,345	(791)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	10,382	11,173

CASH AND CASH EQUIVALENTS - END OF YEAR	$ 11,727	$ 10,382

Supplemental Disclosure of Cash Flow Information:

Cash paid during the year for interest	$ -	$ -
Cash paid during the year for income taxes	$ -	$ -

Supplemental Disclosure of Non cash Investing and Financing Activities	$ -	$ -

The Accompanying Notes Are an Integral Part of These Financial Statements

8

AMGENTECH, INC.

Notes to Financial Statements

For the Years Ended November 30, 2014 and 2013

NOTE 1. ORGANIZATION AND BUSINESS

Amgentech, Inc. (the “Company”) a Florida based Corporation since February 10, 2004, engaged in the business of providing technology solutions, integrating and building technology infrastructure and software and website development. Amgentech, Inc. also offers managed collocated and leased servers.  Originally founded in 2001, Amgentech, Inc. has been providing Internet based solutions, VoIP infrastructure and consulting services.

On June 12, 2015, the Company consummated a Share Exchange with Telco Cuba, Inc., The Company became a wholly-owned subsidiary of Telco Cuba, Inc. with control transferring to the owners of the Company. The Company elected to be treated as successor issuer for SEC reporting and accounting purposes. Under the terms of the Share Exchange, the shareholders of the Company received 50,088 shares of Telco Cuba, Inc. Series B Preferred Stock in exchange for 100% of the issued and outstanding capital of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Financial Statement Presentation

The Company prepares its financial statements on the accrual basis in accordance with accounting principles generally accepted in the United States of America

Cash and Cash Equivalents

The Company generally considers all highly liquid financial instruments purchased with an original maturity of three months or less and money market accounts to be cash equivalents.

Accounts Receivable

Accounts receivable are recorded at the invoice amount.  Management determines the allowance for doubtful accounts by identifying troubled accounts and by using experience applied to an aging of accounts receivable.  Trade receivables are written off when deemed uncollectible.  Recoveries of trade receivables previously written off are recorded when received.  Trade receivables are considered to be past due if any portion of the receivable balance is outstanding for more than 30 days.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. The Company periodically reviews property and equipment to determine that the carrying values are not impaired.

Depreciation is provided over the estimated useful lives of the related assets using the straight line method for financial statement purposes.  The Company’s property and equipment’s useful life range from five to seven years for all property and equipment on hand.

Inventory

Inventory, which consists of finished goods, is valued at the lower of cost or market, using the weighted-average method in determining cost.  The method approximates the first-in, first-out or net realizable value. There are no inventory as of November 30, 2014 and 2013.

Impairment of Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such asset may not be recoverable.  The Company evaluates recoverability by comparing the undiscounted cash flows associated with the asset’s carrying amount.

Income Taxes

The Company is organized as S corporation, therefore, under the internal revenue code, all taxable income or loss flows through to it members.  Therefore, no income tax expense or liability is recorded in the accompanying financial statements.

The Company records a liability for uncertain tax positons when it probably that a loss has been incurred and the amount can be reasonable estimated. As of November 30, 2014 and 2013, the Company had no liabilities for uncertain tax positions.  The Company evaluates expiring statues of limitations, audits, proposed settlements and changes in tax law and new authoritative rulings.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the statement of financial position dates and the reported amounts of revenues and expenses during the reporting periods.  Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when services are rendered and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed or determinable.  Provisions for discounts to customers, and returns and other adjustments are recorded in the same accounting period that sales are recorded.

Fair Value Measurements

The Company adopted ASC 820, Fair Value Measurements and Disclosures, for all financial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis. The fair value of financial instruments are classified as current assets or liabilities, such as cash and cash equivalents, contracts receivable, short-term payables, and note payable, principally because of the short maturity of those items. The Company routinely assesses the financial strength of its customers and believes that the carrying amounts approximate fair value, due to their short term maturities and current interest rates.

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 3. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and contract receivables.  Management believes the financial risks associated with these financial instruments are not material.

9

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at November 30:

	2014	2013
Computer Equipment	$ 6,416	$ 5,862
Accumulated Depreciation	(4,607)	(3,531)
	$ 1,809	$ 2,331

Depreciation expense for the year ended November 30, 2014 and 2013 amounted to $1,077 and $1,246; respectively.

NOTE 5. RELATED PARTY TRANSACTIONS

As of November 30, 2014 and 2013, the Company had interest free advance from related party in the amount of $15,100 and $15,100, respectively.

Note 6. EQUITY – ISSUED CAPITAL

	2014	2013	2014	2013
	Shares	Shares

Ordinary shares - fully paid	1,000	1,000	$ 1,000	$ 1,000

Ordinary shares

Ordinary shares entitle the holder to participate in dividends and the proceeds on the winding up of the company in proportion to the number of and amounts paid on the shares held. The fully paid ordinary shares have no par value and the company have a $1,000 amount of authorized capital.

On a show of hands every member present at a meeting in person or by proxy shall have one vote and upon a poll each share shall have one vote.

Dividend

During the years ended November 30, 2014 and 2013, the Company have not declared and paid any dividends to shareholder of the Company.

Distributions

During the years ended November 30, 2014 and 2013, the Company had distributions in the amount of $111,826 and $172,012, respectively.

NOTE 7. OPERATING LEASE

The Company leases office space in Hollywood, Florida.

Rent expense for the year ended November 30, 2014 and 2013 was $9,794 and $7,405, respectively.  Future minimum lease payments are as follows:

Years Ended November 30,	Amount
2015	$ 14,177
2016	24,258
2017	2,028
Total	$ 40,463

NOTE 8. CONTINGENCIES

Certain of the Company’s construction contracts contain warranty provisions on material and workmanship.  The Company’s management feels that any warranty work that should arise would be nominal and not have a material effect on the consolidated financial statements.

The Company, from time to time, is a party to various claims or actions arising out of the ordinary course of business.  While any proceeding or litigation contains an element of uncertainty, management believes no matters exist that would have a material impact on the financial position, liquidity or results of operations of the Company.

NOTE 9. SUBSEQUENT EVENTS

On June 12, 2015, the Company consummated a Share Exchange with Telco Cuba, Inc., The Company became a wholly-owned subsidiary of Telco Cuba, Inc. with control transferring to the owners of the company. The Company elected to be treated as successor issuer for SEC reporting and accounting purposes. Under the terms of the Share Exchange, the shareholders of the Company received 50,088 shares of Telco Cuba, Inc. Series B Preferred Stock in exchange for 100% of the issued and outstanding capital of the Company.

10

EXHIBIT 9.03

INTERIM

FINANCIAL STATEMENTS OF

AMGENTECH, INC.

(Unaudited)

Index to Unaudited Condensed Financial Statements

Condensed balance sheets at May 31, 2015 (unaudited) and November 30, 2014	2

Unaudited condensed statements of operations for six months ended May 31, 2015 and 2014	3

Unaudited condensed statements of stockholders’ (deficit) for the six months ended May 31, 2015	4

Unaudited condensed statements of cash flows for the six months ended May 31, 2015 and 2014	5

Notes to the unaudited condensed financial statements	6

AMGENTECH, INC.

CONDENSED BALANCE SHEETS

(Unaudited)

ASSETS	May 31, 2015	November 30, 2014
Current Assets	(Unaudited)
Cash	$ 6,688	$ 11,727
Accounts receivable (net of allowance of $0)	3,776	6,923
Total Current Assets:	10,464	18,650

Non-Current Assets:
Property and equipment, net (NOTE 4)	2,780	1,809
Other non-current assets	816	1,632
Total Assets	$ 14,058	$ 22,091
LIABILITIES AND STOCKERHOLDER'S (DEFICIT) EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$ 18,000	$ -
Loan from related party (NOTE 5)	15,100	15,100
Total Current liabilities	33,100	15,100
Non-current Liabilities
Contingencies (NOTE 8)
Stockholder’s (Deficit) Equity
Common shares: no par value; 1,000 shares authorized; 1,000 shares issued and outstanding	1,000	1,000
(Accumulated deficit) Retained earnings	(20,042)	5,991
Total Stockholder’s (Deficit) Equity	(19,042)	6,991
Total Liabilities and Stockholder’s (Deficit) Equity	$ 14,058	$ 22,091

The Accompanying Notes Are an Integral Part of These Unaudited Condensed Financial Statements

AMGENTECH, INC.
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	For the six months ended
	May 31, 2015	May 31, 2014
REVENUE AND COST OF SALES
Service income	$ 87,105	$ 148,152
Cost of Sales	6,170	14,959
Gross profit	80,935	133,193

GENRAL EXPENSES:	48,154	60,230
Income from operations	32,781	72,963

OTHER EXPENSE:
Other Expense	-	-

NET INCOME BEFORE TAXES	32,781	72,963

Income tax expenses	-	-

NET INCOME AFTER TAXES	$ 32,781	$ 72,963

The Accompanying Notes Are an Integral Part of These Unaudited Condensed Financial Statements

AMGENTECH, INC.
CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
FOR THE SIX MONTHS ENDED MAY 31, 2015

	Common Stock
	Number of	Amount	Retained	Total
	Shares		Earnings

BALANCE- November 30, 2014	1,000	$ 1,000	$ 5,991	$ 6,991

Distributions			(58,814)	(58,814)

Net income			32,781	32,781

BALANCE- MAY 31, 2015	1,000	$ 1,000	$ (20,042)	$ (19,042)

The Accompanying Notes Are an Integral Part of These Unaudited Condensed Financial Statements

AMGENTECH, INC.
CONDENSED STATEMENTS OF CASH FLOWS (Unaudited)

	Six Months Ended
	May 31, 2015	May 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 32,781	$ 72.963
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt	-	346
Depreciation	329	538
Changes in operating assets and liabilities:
Accounts receivable	3,147	(4,967)
Prepaid expenses and other current assets	818	-
Other current liabilities	18,000	-
Total adjustments	22,294	(4,083)
Net cash provided by operating activities	55,075	68,880

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,300)	(2,341)
Net cash used in investing activities	(1,300)	(2,341)
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to owners	(58,814)	(55,662)

Net cash used in financing activities	(58,814)	(55,662)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(5,039)	10,877

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	11,727	10,382

CASH AND CASH EQUIVALENTS - END OF YEAR	$ 6,688	$ 21,259

Supplemental Disclosure of Cash Flow Information:

Cash paid during the year for interest	$ -	$ -
Cash paid during the year for income taxes	$ -	$ -

Supplemental Disclosure of Non cash Investing and Financing Activities	$ -	$ -

The Accompanying Notes Are an Integral Part of These Unaudited Condensed Financial Statements

AMGENTECH, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1. ORGANIZATION AND BUSINESS

Amgentech, Inc. (the “Company”) a Florida based Corporation since February 10, 2004, engaged in the business of providing technology solutions, integrating and building technology infrastructure and software and website development. Amgentech, Inc. also offers managed collocated and leased servers.  Originally founded in 2001, Amgentech, Inc. has been providing Internet based solutions, VoIP infrastructure and consulting services.

On June 12, 2015, the Company consummated a Share Exchange with Telco Cuba, Inc., The Company became a wholly-owned subsidiary of Telco Cuba, Inc. with control transferring to the owners of the company. The Company elected to be treated as successor issuer for SEC reporting and accounting purposes. Under the terms of the Share Exchange, the shareholders of the Company received 50,088 shares of Telco Cuba, Inc. Series B Preferred Stock in exchange for 100% of the issued and outstanding capital of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Financial Statement Presentation

The Company prepares its financial statements on the accrual basis in accordance with accounting principles generally accepted in the United States of America

Cash and Cash Equivalents

The Company generally considers all highly liquid financial instruments purchased with an original maturity of three months or less and money market accounts to be cash equivalents.

Accounts Receivable

Accounts receivable are recorded at the invoice amount.  Management determines the allowance for doubtful accounts by identifying troubled accounts and by using experience applied to an aging of accounts receivable.  Trade receivables are written off when deemed uncollectible.  Recoveries of trade receivables previously written off are recorded when received.  Trade receivables are considered to be past due if any portion of the receivable balance is outstanding for more than 30 days.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. The Company periodically reviews property and equipment to determine that the carrying values are not impaired.

Depreciation is provided over the estimated useful lives of the related assets using the straight line method for financial statement purposes.  The Company’s property and equipment’s useful life range from five to seven years for all property and equipment on hand.

Inventory

Inventory, which consists of finished goods, is valued at the lower of cost or market, using the weighted-average method in determining cost.  The method approximates the first-in, first-out or net realizable value. There are no inventory as of May 31, 2015 and November 30, 2014.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such asset may not be recoverable.  The Company evaluates recoverability by comparing the undiscounted cash flows associated with the asset’s carrying amount.

Income Taxes

The Company is organized as S corporation, therefore, under the internal revenue code, all taxable income or loss flows through to it members.  Therefore, no income tax expense or liability is recorded in the accompanying financial statements.

The Company records a liability for uncertain tax positons when it probably that a loss has been incurred and the amount can be reasonable estimated. As of May 31, 2015 and November 31, 2014, the Company had no liabilities for uncertain tax positions.  The Company evaluates expiring statues of limitations, audits, proposed settlements and changes in tax law and new authoritative rulings.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the statement of financial position dates and the reported amounts of revenues and expenses during the reporting periods.  Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue when services are rendered and the customer takes ownership and assumes risk of loss, collection of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed or determinable.  Provisions for discounts to customers, and returns and other adjustments are recorded in the same accounting period that sales are recorded.

Fair Value Measurements

The Company adopted ASC 820, Fair Value Measurements and Disclosures, for all financial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis. The fair value of financial instruments are classified as current assets or liabilities, such as cash and cash equivalents, contracts receivable, short-term payables, and note payable, principally because of the short maturity of those items. The Company routinely assesses the financial strength of its customers and believes that the carrying amounts approximate fair value, due to their short term maturities and current interest rates.

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company’s condensed financial position, results of operations or cash flows.

NOTE 3. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and contract receivables.  Management believes the financial risks associated with these financial instruments are not material.

NOTE 4. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at:

	May 31, 2015	November 30, 2014
Computer Equipment	$ 7,717	$ 6,416
Accumulated Depreciation	(4,937)	(4,607)
	$ 2,780	$ 1,809

Depreciation expense for the six months ended May 31, 2015 and 2014 amounted to $329 and $538, respectively.

NOTE 5. RELATED PARTY TRANSACTIONS

As of May 31, 2015 and November 30, 2014, the Company had interest free advance from related party in the amount of $15,100; respectively.

NOTE 6. CONTINGENCIES

Certain of the Company’s construction contracts contain warranty provisions on material and workmanship.  The Company’s management feels that any warranty work that should arise would be nominal and not have a material effect on the consolidated financial statements.

The Company, from time to time, is a party to various claims or actions arising out of the ordinary course of business.  While any proceeding or litigation contains an element of uncertainty, management believes no matters exist that would have a material impact on the financial position, liquidity or results of operations of the Company.

NOTE 7. SUBSEQUENT EVENTS

On June 12, 2015, the Company consummated a Share Exchange with Telco Cuba, Inc., The Company became a wholly-owned subsidiary of Telco Cuba, Inc. with control transferring to the owners of the company. The Company elected to be treated as successor issuer for SEC reporting and accounting purposes. Under the terms of the Share Exchange, the shareholders of the Company received 50,088 shares of Telco Cuba, Inc. Series B Preferred Stock in exchange for 100% of the issued and outstanding capital of the Company.

EXHIBIT 9.02

CONSOLIDATED PRO-FORMA

FINANCIAL STATEMENTS OF

TELCO CUBA, INC.

(Unaudited)

PRO FORMA FINANCIAL INFORMATION

●

Condensed Consolidated Pro Forma Unaudited Balance Sheet as of May 31, 2015

●

Condensed Consolidated Pro Forma Unaudited Statement of Operations for the Year Ended November 30, 2014

●

Condensed Consolidated Pro Forma Unaudited Statement of Operations for the Six Months Ended May 31, 2015

●

Notes to Condensed Consolidated Pro Forma Unaudited Financial Statements

On June 12, 2015, Telco Cuba, Inc. consummated a share exchange with Amgentech, Inc., the result of which was Amgentech became the successor issuer for reporting and accounting purposes.

The unaudited condensed combined pro forma statements of operations are presented as if the Acquisition had been completed on December 1, 2013 combining Amgentech’s audited condensed statement of operations for the year ended November 30, 2014 and the Telco’s audited condensed statement of operations for the year ended November 30, 2014 and the Company’s condensed unaudited statement of operations for the six months ended May 31, 2015, respectively. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Acquisition had taken place on June 12, 2015 and combines Telco’s unaudited condensed balance sheet as of May 31, 2015 with the Telco’s unaudited condensed balance sheet as of May 31, 2015.

The unaudited pro forma combined statement of income is presented for illustrative purposes only and, therefore, is not necessarily indicative of the operating results that might have been achieved had the transaction occurred as of an earlier date, nor is it necessarily indicative of the operating results that may be achieved in the future. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the Acquisition.

The unaudited pro forma combined statement of operations and comprehensive loss, including the notes thereto, should be read in conjunction with the Company’s audited historical consolidated financial statements for the year ended November 30, 2014 included in our Annual Report on Form 10-K for the year ended November 30, 2014, as well as Amgentech’s audited financial statements for the years ended November 30, 2014 and 2013 and unaudited condensed financial statements for the six  month ended May 31, 2015 and 2014 included in Exhibit 99.1 to this Form 8-K/A.

Telco Cuba, Inc.
Pro-forma Condensed Consolidated Balance Sheet
(Unaudited)

	May 31, 2015 Telco Cuba	May 31, 2015 Amgentech	Pro-forma Adjustments		Total
ASSETS:
Current Assets
Cash	$ 2	$ 6,686			$ 6,688
Accounts receivable	-	3,776			3,776
Security Deposit	-	816			816
	2	11,278			11,280

Computer equipment, net	-	7,717			7,716
Less accumulated depreciation	-	(4,937)			(4,937)
	-	2,780			2,780
Total Assets	$ 2	$ 14,058	$ -		$ 14,060

LIABILITIES AND STOCKERHOLDER'S (DEFICIT) EQUITY
Current Liabilities
Accounts payable	$ 99,983	$ -			$ 99,983
Accrued payroll	1,297,949	-			1,297,949
Convertible debentures	336,810	-			336,810
Other payables	1,384	-			1,384
Accrued Expenses	518,477	18,000			536,477
Due to Officers	16,022	15,100			31,122
Notes payable	2,233,332	-			2,233,332
Derivative Liability	921,814	-			921,814
	5,425,771	33,100			5,458,871
Total Liabilities	5,425,771	33,100	-		5,458,871
Equity
Stockholders’ deficit
Preferred A Stock	3				3
Preferred B Stock	83				83
Common Stock	46,288	1,000	(1,000)	(1)	46,288
Additional paid-in-capital	12,395,256		(12,395,256)	(2)	-
Accumulated Deficit	(17,374,759)	(52,822)	17,374,759	(2)	(5,031,325)
			1,000	(1)
			(4,979,503)	(2)
Net (Loss) Income	(492,640)	32,780			(459,860)
Total Stockholders’ deficit	(5,425,769)	(19,042)	-		(5,444,811)
Liabilities & Equity	$ 2	$ 14,058	$ -		$ 14,060

(1) To record the reverse acquisition in the connection of the share exchange acquisition of Telco Cuba Inc. and to eliminate the common shares of Amgentech, Inc. as of May 31, 2015.
(2) To eliminate the equity section of Telco Cuba, Inc. as of May 31, 2015 and adjusted the insufficient additional paid in capital against accumulated deficit as of May 31, 2015.

Telco Cuba, Inc.
Pro-forma Condensed Statement of Operations
Six months ended May 31, 2015
(Unaudited)

	Six Months Ended May 31, 2015	Six Months Ended May 31, 2015	Pro-forma Adjustments	Total
	Telco Cuba	Amgentech
Revenues
Sales	$ -	$ 87,105	$ -	$ 87,105
COGS		(6,170)	-	(6,170)
	-	80,935	-	80,935
Operating Expenses	-
Automobile Expenses	-	6,271	-	6,271
Bank Charges	-	352	-	352
Depreciation Expense	-	329	-	329
Insurance	-	333	-	333
Professional fees	-	27,812	-	27,812
Other	(2,863)	13,058	-	10,195
Total Expenses	(2,863)	48,155	-	45,292

Net Income from Operations	2,863	32,780	-	35,643
Expenses
Other Income and Expenses
Interest Expenses	72,631	-	-	72,631
Change in Fair Value	422,872	-	-	422,872
Total Other Expenses	495,503	-	-	495,503

Net (loss) Income	$ (492,640)	$ 32,780	$ -	$ (459,860)
BASIC (LOSS) INCOME PER SHARE	$ (0.02)	-		$ (0.02)

DILUTED (LOSS) INCOME PER SHARE	$ (0.02)	-		$ (0.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	28,967,831	-		28,967,831
Diluted	28,967,831	-		28,967,831

Telco Cuba, Inc.
Pro-forma Condensed Statement of Operations
Twelve months ended November 30, 2014
(Unaudited)

	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2014	Pro-forma Adjustments	Total
	Telco Cuba	Amgentech
Revenues
Sales	$ -	$ 265,555	$ -	$ 265,555
COGS		(29,230)	-	(29,230)
	-	236,325	-	236,325
Operating Expenses
Automobile Expenses	-	15,869	-	15,869
Bank Charges	-	778	-	778
Bad Debt Expense		13,679	-	13,679
Depreciation Expense	-	1,086	-	1,086
Insurance	-	1,917	-	1,917
General and Admin.		5,096	-	5,096
Marketing		4,238	-	4,238
Professional fees	-	55,846	-	55,846
Other	362,654	31,862	-	394,516
Total Expenses	362,654	130,371	-	493,025

Net (Loss) Income from Operations	(362,654)	105,954	-	(256,700)
Other Income and Expenses
Interest Expenses	165,766	-	-	165,766
Change in Fair Value	(303,210)	-	-	(303,210)
Total Other (Income) Expenses	(137,444)	-	-	(137,444)

Net (loss) Income	$ (225,210)	$ 105,954	$ -	$ (119,256)
BASIC (LOSS) INCOME PER SHARE	$ (0.01)	$ -		$ (0.01)

DILUTED (LOSS) INCOME PER SHARE	$ (0.01)	$ -		$ (0.01)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	15,885,259	-		15,885,259
Diluted	15,885,259	-		15,885,259